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                                ING EQUITY TRUST
                              ING MidCap Value Fund
                             ING SmallCap Value Fund

                        Supplement dated November 9, 2006
            to the Class A, Class B, Class C and Class M Prospectus,
                       the Class I and Class Q Prospectus
          and the Class A, Class B, Class C, Class I, Class M, Class O
                 and Class Q Statement of Additional Information
                          each dated September 30, 2006

     On November 9, 2006, the Board of Trustees of ING Equity Trust approved a proposal to reorganize each "Disappearing Fund" into the following "Surviving Fund" (each a "Reorganization," and collectively, the "Reorganizations"):


            DISAPPEARING FUND                           SURVIVING FUND
--------------------------------------- --- ------------------------------------

          ING MidCap Value Fund
                                                    ING Value Choice Fund
         ING SmallCap Value Fund

     The proposed Reorganizations are subject to the approval by shareholders of each Disappearing Fund. If shareholder approval is obtained, it is expected that each Reorganization will take place during the first quarter of 2007. Shareholders will be notified if a Reorganization is not approved.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE